UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         September 5, 2014

LIBERATOR, INC.
(Exact name of registrant as specified in its charter)

Florida	000-53314	59-3581576
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2745 Bankers Industrial Drive, Atlanta, Georgia	30360
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(770) 246-6400

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 5, 2014, Liberator, Inc. (the “Company”) amended and restated its outstanding 3% Convertible Note in the original principal amount of $375,000 issued by the Company to Hope Capital, Inc. (“HCI”) on June 24, 2009, as amended (the “June 2009 Note”), and the 3% Convertible Note in the original principal amount of $250,000 issued by the Company to the HCI on September 2, 2009, as amended (the “September 2009 Note”), the June 2009 Note and September 2009 Note collectively referred to as the “Original Notes”, to provide for a 3% unsecured promissory note in the principal amount of $700,000 (the “Note”) to HCI. The Note is due on or before August 31, 2019 and bears interest at the rate of 3% per annum. Principal and interest payments under the Note shall be made on a monthly basis, starting on October 1, 2014 and continuing on the first day of each month thereafter for 60 monthly payments. In the event the Company fails to make a monthly payment under the Note or the Company is subject to an bankruptcy event (as defined under the Note), subject to the Company’s ability to cure such default, HCI may convert all or any portion of the outstanding principal, accrued and unpaid interest, and any other sums due and payable under the Note into shares of our common stock at a conversion price equal to $0.10 per share. Conversion is subject to HCI not being able to beneficially own more than 9.99% of our outstanding common stock upon any conversion, subject to waiver by HCI. We have the right to prepay the Note, in whole or in part, subject to notice to HCI, without penalty.

The Note satisfies any and all payments, fees, and penalties under the Original Notes.

The foregoing descriptions of the Note and the Original Notes are qualified in their entirety by reference to these agreements which are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided under Item 2.03 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

4.1	3% Promissory Note issued September 5, 2014
4.2	3% Convertible Note issued by the Company to Hope Capital, Inc. on June 24, 2009 (filed on March 24, 2010 as an exhibit to Amendment No. 1 to our Current Report on Form 8-K)
4.3	3% Convertible Note issued by the Company to Hope Capital, Inc. on September 2, 2009 (filed on March 24, 2010 as an exhibit to Amendment No. 1 to our Current Report on Form 8-K)
4.4	Amendment to 3% Convertible Note originally issued by Liberator, Inc. to Hope Capital, Inc. on June 24, 2009 (filed as exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012)
4.5	Amendment to 3% Convertible Note originally issued by Liberator, Inc. to Hope Capital, Inc. on September 2, 2009 (filed as exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012)
4.6	Amendment No. 2 to 3% Convertible Note originally issued by the Company to Hope Capital, Inc. on June 24, 2009 (filed on August 15, 2013 as an exhibit to Amendment No. 2 to our Current Report on Form 8-K)
4.7	Amendment No. 2 to 3% Convertible Note originally issued by Liberator, Inc. to Hope Capital, Inc. on September 21, 2009 (filed as exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR, INC.

Date: September 5, 2014	By:	/s/ Ronald P. Scott
Ronald P. Scott Chief Financial Officer